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                                                                   EXHIBIT 10.17

                AMENDMENT NO. 1 TO SENIOR MANAGEMENT AGREEMENT

          This Amendment No. 1 (the "AMENDMENT") to that certain Senior Management Agreement (the "AGREEMENT") dated as of March 22, 1999 and effective as of August 19, 1998 by and between Dewey K. Shay ("EXECUTIVE") and OneMain.com, Inc., a Delaware corporation (the "COMPANY"), is entered into as of April __, 1999.

                                  WITNESSETH:

          WHEREAS, the Company would like to recognize Executive's significant contribution to the Company's formation and successful initial public offering;

          WHEREAS, the Company and Executive desire to amend the Agreement and to enter into an amendment to provide for enhanced bonus terms in connection with Executive's employment with the Company.

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto agree to amend the Agreement as follows:

          1.  AMENDMENT TO SECTION 1(B) Section 1(b) (Salary, Bonus and
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Benefits) of the Agreement is hereby amended by deleting the phrase "fiscal year ending December 31, 1999" in the second sentence of the section and replacing it with the following:

                    "fiscal year ended December 31, 1998."

          2.  LIMITED AMENDMENTS. Except as expressly set forth herein, the
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Agreement shall continue to be, and shall remain, in full force and effect.  The amendments set forth in herein shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Agreement or (ii) prejudice any other right or rights which the parties may now have or may have in the future under or in connection with the Agreement or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

          3.  EFFECT OF THE AMENDMENT. All references to the Agreement in the
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Agreement or any related document shall mean the Agreement as amended by

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this Amendment. Except as specifically amended above, the Agreement shall remain in full force and effect, and is hereby ratified and confirmed.

          4.  DESCRIPTIVE HEADINGS.  The descriptive headings of this Amendment
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are inserted for convenience only and do not constitute a part of this
Amendment.

          5.  COUNTERPARTS.  This Amendment may be executed and delivered in
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counterparts, each of which shall constitute an original, and all of which together shall constitute one Amendment.

          6.  FACSIMILE TRANSMISSION.  Signatures sent to the other parties by
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facsimile transmission shall be binding as evidence of acceptance of the terms hereof by such signatory party.


                     [THIS SPACE INTENTIONALLY LEFT BLANK]

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          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                         EXECUTIVE:


                         By: /s/ Stephen E. Smith
                            ______________________________________________
                            Stephen E. Smith


                         ONEMAIN.COM, INC.


                         By: /s/ Dewey K. Shay
                             ______________________________________________
                             Name: Dewey K. Shay
                                  _________________________________________
                             Title: Chief Financial Officer
                                   ________________________________________

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